                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Co-Registrants [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
           (Names of Co-Registrants as Specified In Their Charters)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 East Monroe Street
                            Chicago, Illinois 60603
                           Telephone (312) 263-2610

                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 22, 2002

To the Shareholders of:
  Duff & Phelps Utilities Tax-Free Income Inc.
  Duff & Phelps Utility and Corporate Bond Trust Inc.

   NOTICE IS HEREBY GIVEN to the holders of shares of common stock, par value $.01 per share ("Common Shares"), of each of Duff & Phelps Utilities Tax-Free Income Inc. ("DTF" or "Tax-Free Income") and of Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC" or "Utility and Corporate Bond Trust") (DTF and DUC sometimes being referred to herein individually as a "Fund" and collectively as the "Funds") and to the holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock (the "RP") of DTF, that the Annual Meetings of the Shareholders of DTF and DUC (the "Meeting") will be held jointly at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 22, 2002 at 8:00 a.m., for the following purposes:

      1. ELECT DIRECTORS: To elect directors of each Fund in the following manner:

          (a) with respect to DTF, to elect three directors, each to be elected by the holders of Common Shares of DTF and holders of RP of DTF, voting together as a single class, to serve until the Annual Meeting in 2005 or until successors are duly elected and qualified;

          (b) with respect to DUC, to elect three directors by the holders of Common Shares of DUC, to serve until the Annual Meeting in 2005 or until successors are duly elected and qualified.

      2. OTHER BUSINESS: To transact such other business as may properly come before the Meeting.

   Holders of record of Common Shares and RP of DTF and holders of Common Shares of DUC at the close of business on April 19, 2002, are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Boards of Directors
                                            of DTF and DUC

                                          NANCY J. ENGBERG, Secretary


April 26, 2002

                             JOINT PROXY STATEMENT

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 East Monroe Street
                            Chicago, Illinois 60603
                           Telephone (312) 263-2610

                     JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 May 22, 2002

                                 INTRODUCTION

   This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Directors of Duff & Phelps Utilities Tax-Free Income Inc. ("DTF" or "Tax-Free Income") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC" or "Utility and Corporate Bond Trust") of proxies to be voted at the Joint Annual Meeting of Shareholders of DTF and DUC, and at any and all adjournments thereof (the "Meeting"), to be held at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 22, 2002 at 8:00 a.m. The approximate mailing date of this Joint Proxy Statement and accompanying forms of proxy is May 2, 2002. DTF and DUC sometimes are referred to herein individually as a "Fund" and collectively as the "Funds".

   The Board of Directors of DTF has fixed the close of business on April 19, 2002 as the record date (the "Record Date") for the determination of holders of shares of common stock, par value $0.01 per share, of DTF ("DTF Common Shares") and holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock, of DTF ("RP") entitled to vote at the Meeting. The Board of Directors of DUC has fixed the close of business on April 19, 2002 as the Record Date for the determination of holders of shares of common stock, par value $0.01 per share, of DUC ("DUC Common Shares" and, collectively with the DTF Common Shares and the RP, the "Shares") entitled to vote at the Meeting. Holders of Shares on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights. As of the Record Date, there were 8,507,456 issued and outstanding DTF Common Shares, 1,300 issued and outstanding shares of RP, and 26,304,516 issued and outstanding DUC Common Shares.

   As of the Record Date, to the knowledge of the management of each respective Fund, no person beneficially owned more than 5% of the DTF Common Shares, the RP or the DUC Common Shares.

   The Meeting is scheduled as a joint meeting of the respective Shareholders of the Funds because the Shareholders of each Fund are expected to consider and vote on similar matters. The Boards of Directors have determined that the use of a joint proxy statement for the Meeting is in the best interest of the Shareholders of each Fund. In the event that any Shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the Shareholders of such other Fund approve the proposal.

   With respect to DTF, the holders of shares of RP will vote together with the holders of DTF Common Shares as a single class on all proposals to be brought before the Meeting.

Summary of Voting on Proposals

                        Affected Classes of Shares of such Funds
               Proposal  Funds          Entitled to Vote
               -------- -------- -------------------------------
               1(a)       DTF       DTF Common Shares and RP
               1(b)       DUC       DUC Common Shares

   Each proposal requires the affirmative vote of a plurality of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to elect the respective nominees as Directors.

   On the matters coming before the Meeting as to which a choice has been specified by the Shareholders by means of the ballot on the proxy, the respective Shares will be voted accordingly. Shares not voted with respect to a proposal due to an abstention or broker non-vote will be deemed votes not cast with respect to such proposal, but such Shares will be deemed present for quorum purposes. Management of each Fund recommends that you cast your vote FOR the nominees for Directors of each Fund listed in this Joint Proxy Statement. If a proxy is executed and returned and no choice is specified thereon, the Shares will be voted FOR the nominees for Directors of each Fund listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

   The Boards of Directors of the Funds know of no business other than that mentioned in Proposal 1 in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

   Duff & Phelps Investment Management Co. (the "Adviser") is the investment adviser for each of the Funds. The Adviser has acted as investment adviser for each Fund since it commenced investment operations. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The address of the Adviser is 55 East Monroe Street, Chicago, Illinois 60603. The address of PXP is 56 Prospect Street, Hartford, Connecticut 06115. PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115.

   The Annual Reports to Shareholders of each Fund, which includes financial statements of each Fund as of its 2001 fiscal year end, have previously been mailed to shareholders. Each Fund will furnish, without charge, a copy of such reports to shareholders who request them by contacting the administrator of the respective Fund as set forth on page 13 of this Proxy.

                       PROPOSAL 1: ELECTION OF DIRECTORS

General Information

   At the Meeting, Shareholders of each Fund will vote for the election of nominees to serve as Directors of their respective Fund. The Board of Directors of each of DTF and DUC currently is comprised of the same nine Directors:
Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Jeffries, McLoughlin, Morris and Pavia, and Ms. Moran. All Directors serve for a staggered term of three years, which will expire at the annual meeting of each Fund as set forth on pages 10 and 11 of this Proxy.

   The table below sets forth the names, ages, principal occupations and other information with respect to each of the current Directors.

Independent Directors

                                                                                             Number of
                                                                                            Portfolios
                                                                                              in Fund
                          Positions                                                           Complex
                          Held with   Length of            Principal Occupation(s)           Overseen     Other Directorships
Name, Address and Age       Funds    Time Served             During Past 5 Years            by Director    Held by Director
---------------------     --------- -------------- ---------------------------------------- ----------- -----------------------
E. Virgil Conway          Director  Director since Chairman, Rittenhouse Advisors, LLC          33      Trustee/Director of
Rittenhouse Advisors, LLC           December 1995  (consulting firm) since 2001. Chairman               Consolidated Edison
101 Park Avenue                                    and Board Member of the Metropolitan                 Company of New York,
New York, NY 10178                                 Transportation Authority (1992-2001).                Inc. (1970-present),
  Age: 72                                          Chairman and Trustee of the Harlem                   Union Pacific Corp.
                                                   Youth Development Foundation (1987-                  (1978-2002), Urstadt
                                                   present). Chairman and Director of New               Biddle Property Corp.
                                                   York Housing Partnership Development                 (1989-present),
                                                   Corp. (1981-present). Director/Trustee,              Accuhealth, Inc. (1994-
                                                   Pace University (1978-present),                      present), Blackrock
                                                   Centennial Insurance Company (1974-                  Fund for Freddie Mac
                                                   2001), Josiah Macy, Jr., Foundation                  Securities (Advisory
                                                   (1973-present), Realty Foundation of                 Director) (1990-
                                                   New York (1972-present).                             present), Atlantic
                                                                                                        Mutual Insurance
                                                                                                        Company (1986-
                                                                                                        2002).

William W. Crawford       Director  Director since Currently retired. Former President and       7
3003 Gulf Shore Blvd.               November 1995  Chief Operating Officer of Hilliard,
#401                                               Lyons, Inc., a registered broker-dealer.
Naples, FL 34103
  Age: 73

Harry Dalzell-Payne       Director  Director since Currently retired. Formerly a Major          33
The Flat                            July 1996      General of the British Army.
Elmore Court
Elmore, GLOS GL2 3NT, UK
  Age: 72

William N. Georgeson      Director  Director since Currently retired. Former Vice President      7
575 Glenwood Road                   January 1993   of Nuveen Advisory Corp., an investment
Lake Forest, IL 60045                              adviser. Director, Concordia University
  Age: 74                                          Foundation (charity) (1994-present).

                                                                                              Number of
                                                                                             Portfolios
                                                                                               in Fund
                        Positions Term of Office                                               Complex
                        Held with and Length of            Principal Occupation(s)            Overseen   Other Directorships
Name, Address and Age     Funds    Time Served               During Past 5 Years             by Director  Held by Director
---------------------   --------- -------------- ------------------------------------------- ----------- -------------------

Eileen A. Moran         Director  Director since President and Chief Executive Officer,           7
PSEG Resources, Inc.              August 1996    PSEG Resources Inc. (1990-present).
80 Park Plaza T-22
Newark, NJ 07102
  Age: 47

Everett L. Morris       Director  Director since Vice President of W.H. Reaves and               33
W.H. Reaves and Company           January 1993   Company (since 1993). Prior to March
10 Exchange Place                                1993, Director of Public Service
Jersey City, NJ 07302                            Enterprise Group Incorporated and
  Age: 73                                        President and Chief Operating Officer of
                                                 Enterprise Diversified Holdings
                                                 Incorporated. Prior to January 1992,
                                                 Senior Executive Vice President Chief
                                                 Financial Officer of Public Service
                                                 Electric and Gas Company. Prior to 1991,
                                                 Director of First Fidelity Bank, N.A., N.J.

Richard A. Pavia        Director  Director since Currently retired. Vice Chairman Cook            7
7145 North Ionia Avenue           January 1993   County Illinois President's Advisory
Chicago, IL 60646                                Council-Forest Preserve District (since
  Age: 71                                        1997). Special Consultant, K&D Facilities
                                                 Resource Corp. (since 1995). Former
                                                 Chairman and Chief Executive Officer of
                                                 Speer Financial, Inc.

Interested Directors

   The persons listed below are "interested persons" of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.

                                                                                                 Number of
                                                                                                Portfolios
                                                                                                  in Fund
                          Positions   Term of Office                                              Complex
                          Held with   and Length of           Principal Occupation(s)            Overseen
Name, Address and Age       Funds      Time Served              During Past 5 Years             by Director
---------------------   ------------- -------------- ------------------------------------------ -----------
Francis E. Jeffries/1/  Chairman of   Director since Chairman of the Board of Directors and         34
8477 Bay Colony Drive   the Board of  January 1993   President of the Registrant. Until May 13,
#902                    Directors and                1997, Chairman of the Board of Directors
Naples, FL 34108        President                    of Phoenix Investment Partners, Ltd.
  Age: 71                                            ("PXP"). Prior to July 1995, Chief
                                                     Executive Officer of the predecessor of
                                                     PXP and Chairman of the Board of Duff &
                                                     Phelps Investment Management Co.

Philip R. McLoughlin/2/ Director      Director since Director and Chief Executive Officer           44
56 Prospect Street                    July 1996      (1995-present) and Chairman (1997-
Hartford, CT 06115                                   present), PXP. Executive Vice President
  Age: 55                                            and Chief Investment Officer, The
                                                     Phoenix Companies, Inc. (since 2001).
                                                     Director (1994--present) and Executive
                                                     Vice President, Investments (1988-
                                                     present) Phoenix Life Mutual Insurance
                                                     Company. Director, Phoenix Distribution
                                                     Holding Company and Phoenix
                                                     Investment Management Company
                                                     (2001-present). Director, Aberdeen Asset
                                                     Management plc (1986-present). Director
                                                     (1983-present) and Chairman (1995-
                                                     present) Phoenix Investment Counsel, Inc.
                                                     Director (1984-present), Chairman (1990-
                                                     present) and President (1990-2000),
                                                     Phoenix Equity Planning Corporation.
                                                     Chairman and Chief Executive Officer,
                                                     Phoenix/Zweig Advisers (1999-present).
                                                     Director and Executive Vice President,
                                                     Phoenix Life and Annuity Company
                                                     (1996-present), Director and Executive
                                                     Vice President, PHL Variable Insurance
                                                     Company (1995-present), and Director,
                                                     Phoenix National Trust Company
                                                     (1996-present). Director, W.S. Griffith
                                                     Securities Inc. (1992-present). Director
                                                     and Vice Presi-dent, PM Holdings, Inc.
                                                     (1985-present).




                         Other Directorships
Name, Address and Age     Held by Director
---------------------   ----------------------
Francis E. Jeffries/1/  Director, The Empire
8477 Bay Colony Drive   District Electric
#902                    Company.
Naples, FL 34108
  Age: 71




Philip R. McLoughlin/2/ Director, The Phoenix
56 Prospect Street      Companies, Inc. (since
Hartford, CT 06115      2001). Director, PXRE
  Age: 55               Group (1985-present),
                        and World Trust Fund
                        (1991-present).
























--------
1 Mr. Jeffries is an interested person of the Funds by reason of his position as President of the Funds.
2 Mr. McLoughlin is an interested person of the Funds by reason of his position with PXP and its affiliates.

Officers of the Funds Who Are Not Directors

   The following table sets forth certain information concerning the principal executive officers of the Funds. Francis E. Jeffries, a Director of DTF and of DUC, serves as President of each of the Funds. Information regarding Mr. Jeffries is set forth above. The officers serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but are also officers of the Adviser or an affiliate and receive compensation in such capacities.

                         Position(s) Held with Funds and             Principal Occupation(s)
Name, (Age) and Address       Length of Time Served                    During Past 5 Years
-----------------------  ------------------------------- -----------------------------------------------
Dennis A. Cavanaugh (58) DUC: Senior Vice President      Executive Vice President (1994-present), Senior
55 E. Monroe Street      since 1993 and Chief Investment Vice President (1990-1994), Duff & Phelps
Chicago, IL 60603        Officer since 1995.             Investment Management Co.

James D. Wehr (44)       DTF: Vice President and Chief   Vice President of Duff & Phelps Investment
56 Prospect Street       Investment Officer since 1998.  Management (2000-present). Senior Vice
Hartford, CT 06115-0480                                  President, Fixed Income (1998-present),
                                                         Managing Director, Fixed Income (1996-1998),
                                                         Phoenix Investment Counsel, Inc.

Timothy M. Heaney (37)   DTF: Vice President since 1997. Managing Director, Fixed Income (1997-
56 Prospect Street                                       present), Director, Fixed Income Research
Hartford, CT 06115-0480                                  (1996-1997), Investment Analyst (1995-1996),
                                                         Phoenix Investment Counsel, Inc.

Alan M. Meder (42)       DUC and DTF:                    Senior Vice President and Chief Operations
55 E. Monroe Street      Treasurer since 2000.           Officer of Duff & Phelps Investment
Chicago, IL 60603                                        Management Co. (1997-present).

Nancy J. Engberg (45)    DUC and DTF:                    Vice President and Counsel, Phoenix
56 Prospect Street       Secretary since 1999.           Investment Partners, Ltd. since 1999. Second
Hartford, CT 06115-0480                                  Vice President and Counsel, Phoenix Home
                                                         Life Mutual Insurance Company (1994-1999).

Equity Securities Owned by Directors and Officers

   As of the Record Date, the Directors of the Funds beneficially owned the following amounts of equity securities of the Funds and other Funds overseen by them in the Fund Complex:

                             Independent Directors

                                                        Aggregate Dollar Range
                                                        of Equity Securities in
                                                          All Funds Overseen
                      Dollar Range of Equity Securities    or to be Overseen
                               Owned in Funds           by Director or Nominee
                      ---------------------------------      in Family of
 Name                       DTF              DUC        Investment Companies/1/
 ----                 ---------------- ---------------- -----------------------
 E. Virgil Conway.... None             None                None
 William W. Crawford. $10,001-$50,000  $10,001-$50,000     $50,001-$100,000
 Harry Dalzell-Payne. None             None                None
 William N. Georgeson $50,001-$100,000 $50,001-$100,000    Over $100,000
 Eileen A. Moran..... $10,001-$50,000  $10,001-$50,000     $10,001-$50,000
 Everett L. Morris... Over $100,000    Over $100,000       Over $100,000
 Richard A. Pavia.... $50,001-$100,000 $50,001-$100,000    Over $100,000

                             Interested Directors

                                                                Aggregate Dollar Range
                                                                of Equity Securities in
                                                                  All Funds Overseen
                     Dollar Range of Equity Securities Owned in    or to be Overseen
                                       Funds                    by Director or Nominee
                     ------------------------------------------      in Family of
Name                          DTF                  DUC          Investment Companies/1/
----                    ---------------      ---------------    -----------------------
Francis E. Jeffries. Over $100,000         Over $100,000           Over $100,000
Philip R. McLoughlin $10,001-$50,000       $10,001-$50,000         $50,001-$100,000

--------
/1/ The Family of Investment Companies is comprised of DTF and DUC.

   The following table shows the number of Common Shares of each Fund as to which each director and nominee for director beneficially owned as of the Record Date.

                                Number of Equity Securities Owned in
                                               Funds
                                ------------------------------------
           Name                         DTF               DUC
           ----                         ---               ---
           E. Virgil Conway....       None              None
           William W. Crawford.      1,000           1,000
           Harry Dalzell-Payne.       None            None
           William N. Georgeson      2,412           4,877
           Eileen A. Moran.....      1,206           2,190
           Everett L. Morris...     51,178           18,099
           Richard A. Pavia....      4,678           4,996
           Francis E. Jeffries.     40,338           25,441
           Philip R. McLoughlin      2,000           3,443

   As of the Record Date, the Directors and officers of each Fund as a group owned less than 1% of the outstanding DTF Common Shares and DUC Common Shares, respectively, and no outstanding shares of RP of DTF. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each of the Funds' officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the Securities and Exchange Commission and the New York Stock Exchange, if applicable, reporting their affiliation with the respective Fund and reports of ownership and changes in ownership of shares of the respective Fund's equity securities. These persons and entities are required by U.S. securities regulations to furnish the Funds with copies of all such forms they file. Based on a review of these forms furnished to the Funds, the Funds believe that during the last fiscal year of each Fund, the Funds' officers and directors, investment advisers and affiliated persons of the investment adviser complied with all applicable filing requirements.

   None of the Directors or officers of the Funds made any purchases or sales of securities of PXP or any of its subsidiaries, including the Adviser, exceeding 1% of the outstanding common stock of such company during each Fund's fiscal year ended in 2001.

   As of the Record Date, none of the Directors of the Funds who are not interested persons of the Funds (within the meaning of Section 2(a)(19) of the 1940 Act), nor any of their Immediate Family Members owns either beneficially or of record the securities of the Adviser or PNX.

Board and Committee Meetings

   Each Board of Directors held four meetings during its respective 2001 fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors held during the period for which he was a Director.

   Each Fund has an audit committee and nominating committee consisting of Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Morris, and Pavia and Ms. Moran, those Directors who are not "interested persons" of the Funds as defined in the 1940 Act. Mr. Jeffries is an ex-officio member of each of the audit committee and the nominating committee. The audit committee is responsible for supervision of the Funds' independent accountants, the annual review of the Funds' investment advisory agreements and any other matters requiring the approval of the Directors who are not "interested persons" of the Funds pursuant to the 1940 Act. The nominating committee is responsible for nominating directors and will only consider candidates proposed and selected by Directors to serve on the Board of Directors. Each Fund's audit committee and nominating committee held four meetings and one meeting, respectively, during such Fund's 2001 fiscal year. Each such Director attended at least 75% of the meetings of the audit committee and nominating committee held during the period for which he was a Director.

Compensation of Directors

   Each Director who is an "affiliated person" of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser or an affiliate receives no compensation from the Funds for acting as director. Each of the other Directors is paid the following amounts for his or her service as a Director: (i) an annual fee of $24,000 (representing a combined retainer for directorships held by such person for each of the Funds), which amount is allocated among the Funds with $16,000 of such annual fee being allocated to DUC and $8,000 of such annual fee being allocated to DTF; (ii) an additional $2,500 to any Director who serves as a chairman of a committee of the Board of Directors; (iii) an attendance fee of $1,000 per regular meeting; (iv) an attendance fee of $500 per committee meeting; and (v) all out-of-pocket expenses of such members incurred in connection with each of the foregoing meetings. Mr. Jeffries receives an additional $6,000 annual fee for serving as Chairman of the Board of Directors. The following table summarizes the compensation paid to Directors of each Fund for its respective fiscal year ended in 2001:

                             Independent Directors

                         Aggregate
                        Compensation                                        Total
                       from each Fund                                    Compensation
                     for which Director     Retirement       Estimated     from the
                     Serves on Board/2/      Benefits         Annual      Funds and
                     ------------------ Accrued as part of Benefits Upon     Fund
Name/1/               DTF/3/    DUC/4/    Fund Expenses     Retirement    Complex/5/
-------               -------  -------  ------------------ ------------- ------------
E. Virgil Conway.... $14,000   $22,500         None            None        $111,000
William W. Crawford. $14,000   $22,500         None            None        $ 41,750
Harry Dalzell-Payne. $14,000   $22,500         None            None        $103,500
William N. Georgeson $14,000   $25,000         None            None        $ 44,250
Eileen A. Moran..... $14,000   $22,500         None            None        $ 41,500
Everett L. Morris... $19,000   $25,000         None            None        $111,000
Richard A. Pavia.... $14,000   $22,500         None            None        $ 42,500

                             Interested Directors

                        Aggregate
                       Compensation                                        Total
                      from each Fund                                    Compensation
                    for which Director     Retirement       Estimated     from the
                    Serves on Board/2/      Benefits         Annual      Funds and
-                   ------------------ Accrued as part of Benefits Upon     Fund
Name/1/              DTF/3/    DUC/4/    Fund Expenses     Retirement    Complex/5/
-------              -------  -------  ------------------ ------------- ------------
Francis E. Jeffries $20,000   $26,500         None            None        $101,500

--------
1 Mr. McLoughlin was an "affiliated person" of the Adviser by reason of being a full-time employee of an affiliate of the Adviser during the last fiscal year of the Funds and did not receive any compensation directly from the Funds.
2 The amounts shown are for each Fund's fiscal year ended in 2001.
3 DTF recently adopted a deferred compensation plan for its Directors who are not "affiliated persons" of the Adviser. Pursuant to DTF's deferred compensation plan, the following Directors deferred their compensation in the amounts of: Mr. Georgeson, $14,000; Mr. Jeffries, $20,000; Ms. Moran, $7,000; Mr. Pavia, $7,000. Amounts deferred by a Director of DTF will be retained by DTF and will earn a rate of return determined by reference to the return on the common shares of DTF.
4 DUC recently adopted a deferred compensation plan for its Directors who are not "affiliated persons" of the Adviser. Pursuant to DUC's deferred compensation plan, the following Directors deferred their compensation in the amounts of: Mr. Georgeson, $25,000; Mr. Jeffries, $26,500; Ms. Moran, $11,250; Mr. Morris, $16,000; Mr. Pavia, $11,250. Amounts deferred by a Director of DUC will be retained by DUC and will earn a rate of return determined by reference to the return on the common shares of DUC.
5 The Fund Complex is comprised of 44 funds, including DTF, DUC, and 42 open-end mutual funds for which such Director serves. The amounts shown are accumulated from the Aggregate Compensation from each fund in the Fund Complex during such fund's fiscal year ended in 2001.

Nominees for DTF Directors

   At the Meeting, William N. Georgeson, Francis E. Jeffries and Eileen A. Moran are to be considered for election to serve as Class I Directors until the Annual Meeting of Shareholders in 2005 or until successors are duly elected and qualified. Holders of Common Shares and holders of RP, voting as a single class, will vote with respect to each of the nominees for Director and an affirmative vote of a plurality of the Common Shares and RP, voting as a single class, present at the Meeting in person or by proxy, is required to elect each such nominee. It is the intention of the persons named on the enclosed proxy to vote the Shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

   The Articles of Incorporation and By-Laws of DTF provide that the Board of Directors shall consist of not less than three nor more than nine directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. Assuming each of the DTF nominees is elected at the Meeting, the terms of each class of the Board of Directors will expire at the annual meetings of DTF in the years indicated in the table below.

                           Class II Directors - 2003
                               E. Virgil Conway
                               Everett L. Morris
                              Harry Dalzell-Payne

                          Class III Directors - 2004
                              William W. Crawford
                               Richard A. Pavia
                             Philip R. McLoughlin

                           Class I Directors - 2005
                             William N. Georgeson
                              Francis E. Jeffries
                                Eileen A. Moran

   Pursuant to the 1940 Act, as long as any shares of RP are outstanding, the holders of shares of RP, voting as a separate class, will elect two of the Directors of DTF. Everett L. Morris and Richard A. Pavia have been designated to be elected by the holders of RP. Messrs. Morris and Pavia are serving terms that expire in 2003 and 2004, respectively. In the event a vacancy occurs on the Board of Directors by reason of death, resignation or a reason other than removal by the appropriate class of stockholders, the remaining Directors, or remaining Director, elected by the class or classes of shares that elected the vacant Director's position shall fill the vacancy for the entire unexpired term.

Nominees for DUC Directors

   At the Meeting, William W. Crawford, Richard A. Pavia and Philip R. McLoughlin are to be considered for election to serve as Class III Directors until the Annual Meeting of Shareholders in 2005 or until successors are duly elected and qualified. The holders of Common Shares will vote with respect to each of the nominees for Director. An affirmative vote of a plurality of the Common Shares, present at the Meeting in person or by proxy, is required to elect each nominee. It is the intention of the persons named on the enclosed proxy to vote the Shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

   The Articles of Incorporation and By-Laws of DUC provide that the Board of Directors shall consist of not less than three nor more than nine directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. Assuming each of the DUC nominees is elected at the Meeting, the terms of each class of the Board of Directors expire at the annual meetings of DUC in the years indicated in the table below.

                           Class I Directors - 2003
                             William N. Georgeson
                              Francis E. Jeffries
                                Eileen A. Moran

                           Class II Directors - 2004
                               E. Virgil Conway
                               Everett L. Morris
                              Harry Dalzell-Payne

                          Class III Directors - 2005
                              William W. Crawford
                               Richard A. Pavia
                             Philip R. McLoughlin

Shareholder Approval

   With respect to DTF, holders of DTF Common Shares and holders of shares of RP, voting together as a single class, are entitled to vote on each nominee for DTF. With respect to DUC, holders of DUC Common Shares are entitled to vote on each nominee for DUC. The affirmative vote of a plurality of the Shares cast in person or by proxy is required to elect the respective nominees. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "FOR" EACH OF THE NOMINEES.

                             INDEPENDENT AUDITORS

   Ernst & Young, LLP has been selected as the independent auditors to audit each of the Funds for and during each Fund's fiscal years ending in 2001 by a majority of each of the Funds' Board of Directors, including a majority of the independent directors, by a vote cast in person to the audit committee. Neither of the Funds knows of any direct or indirect financial interest of Ernst & Young, LLP in the Funds.

Audit Fees

   The Funds paid fees for professional services rendered for the audit of each of the Fund's annual financial statements for the most recent fiscal year in the following amounts: DTF, $34,000; DUC, $36,000. The Funds paid other fees for the most recent fiscal year in the following amounts: DTF, $9,200; DUC, $8,800. Other fees relate to procedures performed in compliance with rating agency requirements.

                                 OTHER MATTERS

Future Name Change for Tax-Free Income

   On February 28, 2002, the Board of Directors of Tax-Free Income voted to change the name of the Fund, effective following the Annual Meeting of Shareholders of the holders of Tax-Free Income Common Shares and RP. The name change is being made in response to a new rule recently adopted by the Securities and Exchange Commission ("SEC") which requires a fund with a name suggesting an investment focus in a certain industry to invest at least 80% of the value of its assets in that particular industry. Tax-Free Income's current investment policy states that, in normal market conditions, at least 65% of its assets are to be invested in tax-exempt utility obligations. The Board of Directors of Tax-Free Income currently believes that it would not be in the best interests of Tax-Free Income to increase the minimum level of such utility obligations from 65% to 80%, as would be required by the SEC's new rule if Tax-Free Income were to keep its current name. Instead, the Board of Directors of Tax-Free Income has decided to change the name of the Fund to "DTF Tax-Free Income Inc." Under the laws of Maryland, where Tax-Free Income is incorporated, the name change will not require a vote of the holders of Tax-Free Income Common Shares or RP. This new name will enable the Fund to maintain its current investment policy and thereby preserve its current flexibility to pursue its investment objective of current income exempt from regular federal income tax consistent with the preservation of capital.

Investment Policy of the Utility and Corporate Bond Trust
Involving Investments in Corporate Income Securities

   The investment objective of Utility and Corporate Bond Trust is high current income consistent with investing in securities of investment grade quality. The Utility and Corporate Bond Trust seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Income Securities. "Income Securities" consist of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The Utility and Corporate Bond Trust has an investment policy that, in normal market conditions, it will invest at least 65% of its total assets in Utility Income Securities and Corporate Income Securities and at least 25% of the Fund's total assets will be invested in Utility Income Securities. Under the current non-fundamental investment policies of the Utility and Corporate Bond Trust, "Corporate Income Securities" are debt securities and preferred stocks (other than Utility Income Securities), issued by corporate entities. "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   In the current investment market, Mortgage-Backed Securities include single- and multi-class mortgage pass-through securities and collateralized mortgage obligations: (1) issued or guaranteed by U.S. government agencies or instrumentalities that are backed by the full faith and credit of the United States ("U.S. Mortgage-Backed Securities"), such as the Government National Mortgage Association ("GNMA"); (2) issued or guaranteed by federal agencies or instrumentalities that are not backed by the full faith and credit of the United States, such as the Federal National Mortgage Association ("FMNA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (3) issued by private issuers (generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment banks and special purpose entities (collectively, "Private Mortgage Lenders")) but supported by pools of mortgage loans or other Mortgage-Backed Securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities; and (4) issued by Private Mortgage Lenders without any government guarantee of the underlying mortgage assets, but usually with some form of non-governmental credit enhancement. Mortgage-Backed Securities described in (2)-(4) above, i.e., Mortgage-Backed Securities other than U.S. Mortgage-Backed Securities, generally are issued by private or quasi-private corporate or other entities and are not backed by the full faith and credit of the United States (collectively, "Corporate Mortgage-Backed Securities").

   Under a new rule recently adopted by the Securities and Exchange Commission ("SEC") regarding investment company names, a fund whose name suggests investment in a certain type of security or types of securities is required to adopt a policy to invest at least 80% of the value of its assets in that particular type of security or types of securities. The Utility and Corporate Bond Trust's current investment policy with respect to Mortgage-Backed Securities does not distinguish between U.S. Mortgage-Backed Securities and Corporate Mortgage-Backed Securities. In connection with the new SEC rule, the Board of Directors of the Utility and

Corporate Bond Trust believes it would be in the best interests of the Fund and its shareholders to revise the Utility and Corporate Bond Trust's investment policy so as to include Corporate Mortgage-Backed Securities in the definition of "Corporate Income Securities." However, under the revised policy, the Utility and Corporate Bond Trust will not invest 25% or more of its total assets in Corporate Mortgage-Backed Securities. Accordingly, in normal market conditions, the Utility and Corporate Bond Trust will invest at least 80% of its total assets in Utility Income Securities and Corporate Income Securities (including Corporate Mortgage-Backed Securities, subject to the limitation described above). The Utility and Corporate Bond Trust will continue to maintain its investment policy of investing, in normal market conditions, at least 25% of its total assets in Utility Income Securities. This revised investment policy is not a fundamental policy of the Utility and Corporate Bond Trust and, thus, no vote of the Utility and Corporate Bond Trust Common Shares is required to change this policy. Pursuant to the SEC's recently adopted rule, the Utility and Corporate Bond Trust will notify shareholders of any future changes in this policy at least 60 days prior to their implementation.

                          PROXY SOLICITATION EXPENSES

   The expense of preparing, printing and mailing the enclosed form of proxy, accompanying Notice of Meeting and this Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Funds, which will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Funds.

   In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds, the Adviser and its affiliates, or by dealers or their representatives. It is anticipated that the cost of such supplementary solicitations, if any, will be nominal.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

   The Annual Reports to Shareholders of each Fund, which include financial statements of each Fund as of its 2001 fiscal year end, have previously been mailed to shareholders. DTF will furnish, without charge, a copy of its Annual Report by calling Esquiserve L.P., DTF's transfer agent, at (800) 451-6788 or by writing to Prudential Investment Management, LLC, DTF's administrator, at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102. DUC will furnish, without charge, a copy of its Annual Report, by calling Princeton Administrators, L.P., DUC's administrator, at (800) 543-6217 or by writing to Princeton Administrators, L.P., P.O. Box 9095, Princeton, NJ 08543-9095. None of the Directors or officers of the Funds has a material interest in such administrators.

                             SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the year 2003 Joint Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the appropriate Fund at the Fund's principal executive offices by January 5, 2003. In order for the Shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's executive offices by March 19, 2003.

                                    GENERAL

   Management of the Funds does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

   A list of Shareholders entitled to be present and vote at the Meeting will be available at the offices of the Funds, 55 East Monroe Street, Chicago, Illinois 60603, for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

   Failure of a quorum to be present at the Meeting will necessitate adjournment and will give rise to additional expense.

   IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          NANCY J. ENGBERG
                                          Secretary

April 26, 2002

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.


================================================================================
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
================================================================================

                                 COMMON STOCK

1. Authority to vote for the election as Class I Directors, the nominees listed below:

    Nominees:  (01)  William N. Georgeson, (02)  Francis E. Jeffries
               (03)  Eileen A. Moran

    FOR ALL NOMINEES      WITHHELD FROM ALL NOMINEES
          [_]                       [_]

    [_] ___________________
    For all nominees except as noted above

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 22, 2002.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                         [_]


  Please be sure to sign and date this Proxy.


Signature: ____________ Date: ________   Signature: ____________ Date: ________

COMMON            DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.            COMMON

                  Annual Meeting of Stockholders - May 22, 2002
               Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITIES TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Nancy
J. Engberg and James D. Wehr, and each of them, with full power of substitution and revocation, as proxies, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 22, 2002 at 8:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------

--------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.


================================================================================
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
================================================================================

                          REMARKETED PREFERRED STOCK

1. Authority to vote for the election as Class I Directors, the nominees listed below:

    Nominees:  (01)  William N. Georgeson, (02)  Francis E. Jeffries
               (03)  Eileen A. Moran

    FOR ALL NOMINEES      WITHHELD FROM ALL NOMINEES
          [_]                       [_]

    [_] __________________
    For all nominees except as noted above

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 22, 2002.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                         [_]


  Please be sure to sign and date this Proxy.


Signature: ____________ Date: _______    Signature: _____________ Date: _______

PREFERRED         DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.         PREFERRED

                  Annual Meeting of Stockholders - May 22, 2002
               Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Remarketed Preferred Stock of DUFF & PHELPS UTILITIES TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Nancy J. Engberg and James D. Wehr, and each of them, with full power of substitution and revocation, as proxies, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 22, 2002 at 8:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Remarketed Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------

--------------------------------------------------------------------------------

[_]  Please Vote, Date,                               [X] Votes must be
     and Sign and Return                                  indicated (X) in Black
     Promptly in Enclosed Envelope.                       or Blue ink.
--------------------------------------------------------------------------------

1. Authority to vote for the election as Class III Directors, the nominees are listed below:

    FOR all nominees      WITHHOLD AUTHORITY to vote           *EXCEPTIONS [_]
    listed below [_]      for all nominees listed below [_]

    Nominee for Class III:

    William W. Crawford, Richard A. Pavia and Philip R. McLoughlin

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

    *Exceptions
                ----------------------------------------------------------------

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 22, 2002.

    To change your address, please mark this box.                         [_]

    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Date
     ----------------     ------------------------     -------------------------
                          (Share Owner sign here)        (Co-Owner sign here)

               DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 22, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the "Fund"), a Maryland corporation, hereby appoints Nancy J. Engberg and Dennis A. Cavanaugh and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of stockholders to be held at The Cliff House, 395 Deer Cliff Road, Avon, Connecticut 06001, on May 22, 2002 at 8:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

         If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.

                      (Continued and to be signed and dated on reverse side)

                             DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. P.O. BOX 11326
                             NEW YORK, N.Y. 10203-0326

--------------------------------------------------------------------------------